UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
(Amendment No. 1)

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-2552

WADDELL & REED ADVISORS FUNDS, INC.

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant's telephone number, including area code:		913-236-2000
Date of fiscal year end:	September 30
Date of reporting period:	September 30, 2003

ITEM 1. REPORTS TO STOCKHOLDERS.

Amendment No. 1 to Form N-CSR is being filed to report a restatement in the classification of unrealized appreciation (depreciation), accumulated net realized gains (losses) on investment transactions and shareholder transaction amounts associated with the acquisition of Ivy Bond Fund.

Waddell & Reed Advisors Funds

Bond Fund
Annual Report
September 30, 2003
CONTENTS
3	Manager's Discussion
7	Performance Summary
9	Portfolio Highlights
10	Investments
20	Statement of Assets and Liabilities
21	Statement of Operations
22	Statement of Changes in Net Assets
23	Financial Highlights
27	Notes to Financial Statements
34	Independent Auditors' Report
35	Income Tax Information
37	Directors & Officers
44	Annual Privacy Notice
46	Householding Notice

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Bond Fund. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Bond Fund current prospectus and current Fund performance information.

MANAGER'S DISCUSSION

September 30, 2003
An interview with James C. Cusser, CFA, portfolio manager of Waddell & Reed Advisors Bond Fund

This report relates to the operation of Waddell & Reed Advisors Bond Fund for the fiscal year ended September 30, 2003. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?

The Fund's Class A shares decreased 0.23 percent for the fiscal year, including the impact of sales load and, without the sales load impact, increased 5.86 percent for the fiscal year. This compares with the Citigroup Broad Investment Grade Index (reflecting the performance of securities that generally represent the bond market), which increased 5.49 percent for the year, and the Lipper Corporate Debt Funds A Rated Universe Average (reflecting the performance of funds with similar investment objectives), which increased 6.17 percent for the year. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

What affected Fund performance, relative to its benchmark index, during the last fiscal year?

In relation to its index, the Fund was adversely affected by the impact of the Fund's sales load. On the more positive side, we believe the Fund was favorably impacted as compared to the index as a result of an overweighting of corporate bonds and an underweighting of Treasury bonds relative to the index.

What other market conditions or events influenced the Fund's performance during the fiscal year?

Generally, the most significant aspect of the return on bond funds is the fund's sensitivity to interest rates. For much of the year, the Advisors Bond Fund's sensitivity, as measured by effective duration, remained below that of the various indices to which the Fund is compared. Because interest rates fell over the course of the year, one would expect the Fund to have lagged the market averages; however, this was far from a typical year. We feel that the Fund was favorably impacted because it was able to respond to this year's market gyrations. The Fund has a 25 percent weighting in so-called "put bonds," which give the holder the right to sell back, or "put," the bonds to the issuer at par sometime prior to maturity. When rates rise and bond prices decline, put bond prices typically decline less because they may be put back to the issuer at a set price; conversely, when rates fall and bond prices rise, put bonds typically act like longer-term bonds and take part in the price rally. In order to get this return profile, the portfolio cedes a small amount of current yield.

Furthermore, our underweighting of low-yielding Treasury bonds and our emphasis on so-called spread product (i.e., anything but Treasury bonds) provided more yield and better total performance. The Federal Reserve Board maintained historically low federal fund rates and the federal government embarked on a highly expansive fiscal policy - spending more and taxing less. The combined effect of these policies was to improve corporate profitability and reduce credit risk. Corporate spreads - the difference in yield between a typical corporate bond and a benchmark Treasury security - narrowed and provided higher relative rates of return compared with Treasuries. At year's end, the Fund was holding an overweight position in corporate bonds and an underweight position in Treasury bonds.

What strategies and techniques did you employ that specifically affected the Fund's performance?

In addition to the factors mentioned above, the Fund also had a significant exposure to mortgage-backed securities1, but one that is lower than the index weight at year's end. The typical mortgage-backed security had a hard time this past year. This was due primarily to the surge in the prepayment of single-family mortgages at a much faster pace than anticipated. As government interest rates dropped in the spring, record numbers of homeowners refinanced their mortgages. This accelerated the early redemption of mortgage securities just as most other bond values were rising. This caused a severe underperformance of mortgage securities during the spring and summer months. The Fund did relatively well in this period due to our underexposure to mortgages relative to the index and because of the type of mortgage security in the portfolio. We typically keep approximately one-half of the portfolio's exposure to mortgage-backed securities in collateralized mortgage obligations (CMOs). CMOs are structured securities that can potentially help to provide some protection against prepayments, for a price. In keeping with our style of ceding some current yield for some potential protection in turbulent markets, the mortgage portion of the portfolio typically places emphasis on these structured mortgage securities.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

We expect interest rates to rise. As we noted above, we feel that the combination of aggressive monetary policy, expansionary fiscal policy, a weakening US dollar, an improving economy, and some suggestion of rising inflation ought to combine to push rates higher. Therefore, we expect to keep the Fund's sensitivity to interest rates below that of various indices, and our exposure to economically sensitive bonds/industries higher than the indices.

Sincerely,

James C. Cusser, CFA
Manager
Waddell & Reed Advisors
Bond Fund

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.
1Please note that securities issued by U.S Government-sponsored entities, including the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Banks ("FHLBs") are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government.

Comparison of Change in Value of $10,000 Investment

Waddell & Reed Advisors Bond Fund, Class A Shares(1)	$17,208
Citigroup Broad Investment Grade Index	$19,523
Lipper Corporate Debt Funds A-Rated Universe Average	$17,844

	Waddell & Reed		Lipper
	Advisors		Corporate
	Bond	Citigroup	Debt Funds
	Fund,	Broad	A-Rated
	Class A	Investment	Universe
	Shares	Grade Index	Average
	------	-----------	----------
12-31-93Purchase	9,425	10,000	10,000
12-31-94	8,883	9,715	9,529
12-31-95	10,704	11,518	11,390
12-31-96	11,047	11,934	11,667
12-31-97	12,126	13,083	12,767
12-31-98	13,007	14,223	13,727
12-31-99	12,866	14,105	13,362
9-30-00	13,540	15,105	14,152
9-30-01	15,097	17,078	15,780
9-30-02	16,255	18,508	16,807
9-30-03	17,208	19,523	17,844

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

Period	Class A	Class B	Class C	Class Y

1-year period ended 9-30-03	-0.23%	0.92%	4.95%	6.18%
5-year period ended 9-30-03	4.65%	-	-	6.21%
10-year period ended 9-30-03	5.51%	-	-	-
Since inception of Class(3) through 9-30-03	-	6.24%	6.63%	7.04%

(2)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

(3)9-9-99 for Class B and Class C shares and 6-19-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF BOND FUND

GOAL

Bond Fund

To seek a reasonable return with emphasis on preservation of capital.

STRATEGY

Invests primarily in investment grade domestic, and to a lesser extent foreign, debt securities, typically corporate and government bonds.

Please note that securities issued by U.S. Government sponsored entities, including the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Banks ("FHLBs") are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government.

Founded

1964

Scheduled Dividend Frequency

Monthly

Performance Summary - Class A Shares

Per Share Data

For the Fiscal Year Ended September 30, 2003

Dividends paid	$0.29

Net asset value on
9-30-03	$6.57
9-30-02	6.49

Change per share	$0.08

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF BOND FUND

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)

	Class A		Class B
Period	With Sales Load(B)	Without Sales Load(C)	With CDSC(D)	Without CDSC(E)

1-year period ended 9-30-03	-0.23%	5.86%	0.92%	4.92%
5-year period ended 9-30-03	4.65%	5.89%	-	-
10-year period ended 9-30-03	5.51%	6.14%	-	-
Since inception of Class(F)	-	-	6.24%	6.64%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.

(C)Performance data does not take into account the sales load deducted on an initial purchase.

(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.

(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.

(F)9-9-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return (A)

Period	Class C(B)	Class Y(C)

1-year period ended 9-30-03	4.95%	6.18%
5-year period ended 9-30-03	-	6.21%
10-year period ended 9-30-03	-	-
Since inception of Class(D)	6.63%	7.04%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.

(D)9-9-99 for Class C shares and 6-19-95 for Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF BOND FUND

Portfolio Highlights

On September 30, 2003, Waddell & Reed Advisors Bond Fund had net assets totaling $843,157,470 invested in a diversified portfolio of:

97.01%	Bonds
2.99%	Cash and Cash Equivalents

As a shareholder of Waddell & Reed Advisors Bond Fund, for every $100 you had invested on September 30, 2003, your Fund owned:

Bonds
Corporate	$55.19
United States Government Agencies	$30.10
United States Government	$7.90
Other Government	$3.82
Cash and Cash Equivalents	$2.99

THE INVESTMENTS OF BOND FUND

September 30, 2003

CORPORATE DEBT SECURITIES	Principal Amount in Thousands		Value

Air Transportation - 0.14%

Delta Air Lines,
9.59%, 1-12-17		$1,500	$1,166,475

Aircraft - 1.03%

Northrop Grumman Corp.,
9.375%, 10-15-24		2,000	2,206,870
Raytheon Company,
6.5%, 7-15-05		6,000	6,462,522

			8,669,392

Banks - 6.79%

AmSouth Bancorporation,
6.75%, 11-1-25		6,500	7,318,083
Banco Nacional de Comercio Exterior, S.N.C.,
7.25%, 2-2-04		3,500	3,552,500
First Union Corporation,
6.824%, 8-1-26		7,500	9,039,210
HSBC Holdings plc,
5.25%, 12-12-12		3,000	3,124,482
ING Groep N.V.,
5.5%, 5-11-05 (A)	EUR	4,000	4,881,536
NBD Bank, National Association,
8.25%, 11-1-24		$5,000	6,379,990
NationsBank Corporation,
8.57%, 11-15-24		5,000	6,683,130
Nordic Investment Bank,
2.75%, 1-11-06		3,250	3,305,715
SouthTrust Bank of Alabama, National Association,
7.69%, 5-15-25		5,000	6,236,560
US Bank NA,
6.3%, 2- 4-14		1,000	1,124,333
Wachovia Corporation,
6.605%, 10-1-25		5,000	5,633,085

			57,278,624

Beverages - 1.55%

Coca-Cola Company (The),
4.0%, 6-1-05		3,350	3,485,430
Coca-Cola Enterprises Inc.:
5.375%, 8-15-06		500	543,603
7.0%, 10-1-26		1,825	2,135,078
6.7%, 10-15-36		2,900	3,313,096
Diageo Capital plc,
3.5%, 11-19-07		3,500	3,562,713

			13,039,920

Broadcasting - 0.63%

British Sky Broadcasting Group plc,
7.3%, 10-15-06		4,750	5,312,148

Business Equipment and Services - 1.80%

Allied Waste North America, Inc.,
7.625%, 1-1-06		4,250	4,441,250
Dell Computer Corporation,
6.55%, 4-15-08		500	567,444
Hertz Corporation (The),
7.4%, 3-1-11		1,000	1,044,572
Pemex Project Funding Master Trust,
9.125%, 10-13-10		2,500	2,993,750
Postal Square Limited Partnership,
6.5%, 6-15-22		1,551	1,734,420
Quebecor Printing Capital Corporation,
6.5%, 8-1-27		4,250	4,368,159

			15,149,595

Chemicals - Specialty - 1.22%

FMC Corporation,
10.25%, 11-1-09		4,750	5,415,000
NOVA Chemicals Corporation,
7.0%, 5-15-06		4,750	4,916,250

			10,331,250

Communications Equipment - 0.29%

Norse CBO, Ltd. and Norse CBO, Inc.,
6.515%, 8-13-10 (B)		2,397	2,441,984

Computers - Main and Mini - 0.87%

International Business Machines Corporation,
5.375%, 3-31-05 (A)	EUR	4,000	4,860,511
Unisys Corporation:
8.125%, 6-1-06		$1,750	1,898,750
7.875%, 4-1-08		550	572,000

			7,331,261

Construction Materials - 0.06%

American Standard Inc.,
7.375%, 4-15-05		480	507,600

Containers - 0.40%

Owens-Illinois, Inc.,
7.15%, 5-15-05		3,250	3,323,125

Finance Companies - 8.67%

Abitibi-Consolidated Company of Canada,
6.95%, 12-15-06		7,500	7,816,755
Ameritech Capital Funding Corporation,
5.95%, 1-15-38		3,000	3,237,771
Asset Securitization Corporation,
7.49%, 4-14-29		6,000	6,875,353
Associates Corporation of North America,
6.25%, 11-1-08		4,250	4,832,076
Bell Atlantic Financial Services, Inc.,
7.6%, 3-15-07		5,000	5,764,220
California Infrastructure and Economic Development Bank, Special Purpose Trust, PG&E-1,
6.42%, 9-25-08		4,832	5,184,640
Chase Manhattan - First Union Commercial
Mortgage Trust,
7.439%, 7-15-09		7,500	8,821,386
Countrywide Home Loans, Inc.,
6.5%, 8-25-29		4,072	4,288,929
First Union National Bank Commercial Mortgage,
7.841%, 3-15-10		7,500	9,041,440
General Motors Acceptance Corporation:
6.125%, 9-15-06		1,000	1,062,295
8.875%, 6-1-10		6,500	7,547,702
Heller Financial, Inc.,
6.375%, 3-15-06		425	467,786
Spieker Properties, L.P.,
7.35%, 12-1-17		1,950	2,284,550
Westinghouse Electric Corporation,
8.875%, 6-14-14		4,500	5,869,282

			73,094,185

Food and Related - 2.64%

Cadbury Schweppes US Finance LLC,
3.875%, 10-1-08 (B)		3,000	3,033,105
ConAgra, Inc.,
7.125%, 10-1-26		7,750	8,876,277
Dean Foods Co.,
6.75%, 6-15-05		650	672,750
GRUMA, S.A. de C.V.,
7.625%, 10-15-07		3,500	3,749,375
Unilever Capital Corporation,
7.125%, 11-1-10		5,000	5,924,210

			22,255,717

Forest and Paper Products - 1.82%

Bowater Canada Finance Corporation,
7.95%, 11-15-11		4,000	4,122,124
Champion International Corporation:
6.4%, 2-15-26		6,500	7,208,988
6.65%, 12-15-37		2,500	2,864,207
International Paper Company,
7.625%, 1-15-07		1,000	1,145,376

			15,340,695

Health Care - Drugs - 0.27%

McKesson Corporation,
7.75%, 2-1-12		500	598,327
Watson Pharmaceuticals, Inc.,
7.125%, 5-15-08		1,500	1,641,477

			2,239,804

Homebuilders, Mobile Homes - 0.49%

Pulte Corporation,
8.125%, 3-1-11		3,500	4,164,808

Hospital Supply and Management - 1.74%

Anthem, Inc.,
4.875%, 8-1-05		5,500	5,776,678
HCA - The Healthcare Company:
7.125%, 6-1-06		3,000	3,247,248
8.75%, 9-1-10		4,000	4,654,336
HCA Inc.,
6.3%, 10-1-12		1,000	1,019,224

			14,697,486

Household - General Products - 1.53%

Procter & Gamble Company (The),
8.0%, 9-1-24		10,000	12,915,230

Insurance - Property and Casualty - 0.67%

AIG-FP Matched Funding Corp.,
4.25%, 5-15-13 (B)		5,850	5,640,909

Mining - 0.19%

Vale Overseas Limited,
8.625%, 3-8-07		1,500	1,616,250

Motor Vehicle Parts - 0.13%

Federal-Mogul Corporation,
7.75%, 7-1-06 (C)		1,000	155,000
Meritor Automotive, Inc.,
6.8%, 2-15-09		1,000	970,000

			1,125,000

Multiple Industry - 5.74%

CHYPS CBO 1997-1 Ltd.,
6.72%, 1-15-10 (B)		7,457	4,847,335
Chevy Chase Savings Bank, F.S.B.,
9.25%, 12-1-05		1,000	1,005,000
Comcast Cable Communications, Inc.,
8.5%, 5-1-27		5,250	6,637,512
Ford Motor Credit Company:
6.875%, 2-1-06		6,500	6,914,746
7.375%, 10-28-09		1,000	1,065,903
General Electric Capital Corporation,
5.0%, 6-15-07		10,000	10,752,240
General Electric Company,
5.0%, 2-1-13		4,000	4,100,488
Household Finance Corporation,
4.625%, 1-15-08		5,000	5,256,195
TE Products Pipeline Company, Limited Partnership,
7.51%, 1-15-28		2,000	2,006,880
TOLLROAD INVESTMENT PARTNERSHIP SERIES II,
0.0%, 2-15-09 (B)		2,000	1,628,144
Tyco International Group S.A.,
6.375%, 2-15-06		4,000	4,190,000

			48,404,443

Petroleum - Domestic - 0.30%

Chesapeake Energy Corporation,
9.0%, 8-15-12		2,250	2,531,250

Petroleum - International - 0.91%

ChevronTexaco Capital Company,
3.5%, 9-17-07		7,500	7,702,088

Petroleum - Services - 0.98%

Halliburton Company,
6.75%, 2-1-27		7,250	7,721,250
Key Energy Services, Inc.,
8.375%, 3-1-08		500	537,500

			8,258,750

Restaurants - 0.19%

Host Marriott, L.P.,
8.375%, 2-15-06		1,500	1,569,375

Retail - General Merchandise - 1.00%

Wal-Mart Stores, Inc.,
4.375%, 7-12-07		8,000	8,421,256

Retail - Specialty Stores - 0.96%

Fred Meyer, Inc.,
7.45%, 3-1-08		7,000	8,114,603

Savings and Loans - 0.06%

Countrywide Home Loans, Inc.,
5.5%, 8-1-06		500	538,724

Security and Commodity Brokers - 1.36%

CIT Group, Inc. (The),
7.375%, 4-2-07		10,000	11,459,300

Utilities - Electric - 4.04%

Cleveland Electric Illuminating Co. (The),
9.5%, 5-15-05		4,000	4,023,584
Dominion Resources, Inc.:
7.82%, 9-15-04		8,250	8,710,276
5.25%, 8-1-33		4,750	4,753,786
HQI Transelec Chile S.A.,
7.875%, 4-15-11		3,250	3,738,043
Indiantown Cogeneration,
9.77%, 12-15-20		1,500	1,674,246
Oncor Electric Delivery Company,
6.375%, 5-1-12		8,000	8,942,648
Pepco Holdings, Inc.,
4.0%, 5-15-10		2,250	2,172,339

			34,014,922

Utilities - Gas and Pipeline - 1.20%

Tennessee Gas Pipeline Company,
7.0%, 3-15-27		6,000	5,940,000
Williams Companies, Inc. (The),
6.5%, 8-1-06		2,500	2,506,250
Williams Holdings of Delaware, Inc.,
6.5%, 12-1-08		1,750	1,697,500

			10,143,750

Utilities - Telephone - 5.52%

AirTouch Communications, Inc.,
6.65%, 5-1-08		5,500	6,280,483
BellSouth Capital Funding Corporation,
6.04%, 11-15-26		2,500	2,762,975
British Telecommunications Public Limited Company,
8.375%, 12-15-10		6,000	7,382,544
Deutsche Telekom International Finance B.V.,
8.5%, 6-15-10		9,000	11,008,998
Pacific Bell,
7.25%, 11-1-27		3,250	3,535,688
Qwest Communications International Inc.,
7.5%, 11-1-08		5,000	4,800,000
Sprint Capital Corporation,
6.125%, 11-15-08		4,500	4,857,921
Telefonos de Mexico, S.A. de C.V.,
8.25%, 1-26-06		4,250	4,728,125
Verizon Global Funding Corp.,
7.25%, 12-1-10		1,000	1,172,021

			46,528,755

TOTAL CORPORATE DEBT SECURITIES - 55.19%

			$465,328,674

(Cost: $437,758,312)

OTHER GOVERNMENT SECURITIES

Brazil - 0.30%

Federative Republic of Brazil (The),
10.25%, 1-11-06	2,375	2,594,687

Canada - 2.77%

Hydro-Quebec,
8.05%, 7-7-24	9,000	11,809,359
Province de Quebec,
7.14%, 2-27-26	9,200	11,538,493

		23,347,852

Supranational - 0.75%

Inter-American Development Bank,
8.4%, 9-1-09	5,000	6,313,330

TOTAL OTHER GOVERNMENT SECURITIES - 3.82%

		$32,255,869

(Cost: $25,701,999)

UNITED STATES GOVERNMENT SECURITIES

Agency Obligations - 7.71%

Federal Home Loan Bank:
3.1%, 12-16-05	4,000	4,015,444
Federal Home Loan Mortgage Corporation:
5.95%, 1-19-06	5,000	5,457,745
2.375%, 4-15-06	5,000	5,046,125
2.85%, 9-12-06	3,000	3,017,994
3.25%, 2-25-08	4,000	4,003,160
Federal National Mortgage Association:
5.5%, 2-15-06	8,000	8,673,136
6.25%, 7-19-11	4,500	4,652,141
6.0%, 12-21-11	13,050	13,620,650
Tennessee Valley Authority:
4.875%, 12-15-16	9,500	10,334,252
5.88%, 4-1-36	5,500	6,177,066

Total Agency Obligations

		64,997,713

Mortgage-Backed Obligations - 22.39%

Federal Home Loan Mortgage Corporation Agency REMIC/CMO:
6.5%, 11-25-21	3,351	3,500,282
7.5%, 9-15-29	2,023	2,261,412
6.5%, 11-15-29	4,443	4,475,981
Federal Home Loan Mortgage Corporation Non-Agency REMIC/CMO:
5.5%, 3-15-14	7,600	8,036,000
4.0%, 5-15-16	6,000	6,057,420
4.0%, 10-15-16	6,000	6,030,720
5.0%, 5-15-23	5,500	5,446,177
6.0%, 3-15-29	3,569	3,769,533
6.5%, 6-15-30	2,706	2,749,992
4.25%, 3-15-31	8,285	8,372,289
Federal Home Loan Mortgage Corporation Participation Certificates:
5.5%, 9-1-08	2,995	3,080,801
6.0%, 11-1-28	3,309	3,427,562
7.0%, 5-1-31	1,374	1,450,973
6.5%, 10-1-31	2,198	2,295,033
6.5%, 11-1-31	2,232	2,330,798
6.0%, 2-1-32	4,472	4,620,486
6.5%, 6-1-32	2,373	2,478,131
Federal National Mortgage Association Agency REMIC/CMO:
6.0%, 3-25-14	6,500	6,932,539
6.0%, 2-25-28	715	723,701
Mortgage-Backed Obligations (Continued)
Federal National Mortgage Association Non-Agency REMIC/CMO:
5.0%, 4-25-15	10,000	10,397,463
5.5%, 12-25-15	2,000	2,111,604
5.0%, 3-25-18	8,500	8,492,410
5.0%, 6-25-18	6,750	6,712,716
6.0%, 2-25-24	710	709,361
5.5%, 2-25-32	4,000	4,149,374
4.0%, 11-25-32	9,980	10,139,677
4.0%, 3-25-33	5,658	5,811,464
Federal National Mortgage Association Pass-Through Certificates:
6.09%, 4-1-09	4,261	4,712,452
5.5%, 1-1-17	5,143	5,325,181
6.0%, 1-1-17	3,468	3,619,652
5.5%, 7-1-17	1,956	2,025,355
5.5%, 12-1-17	2,255	2,334,750
5.0%, 3-1-18	4,732	4,845,958
5.5%, 9-1-23	5,500	5,661,542
7.0%, 6-1-24	1,153	1,224,977
6.0%, 12-1-28	1,698	1,757,172
Government National Mortgage Association Non-Agency REMIC/CMO,
5.0%, 1-20-32	8,500	8,645,780
Government National Mortgage Association Pass-Through Certificates:
7.5%, 7-15-23	528	568,927
7.5%, 12-15-23	919	990,404
8.0%, 9-15-25	1,093	1,188,230
7.0%, 7-20-27	57	60,043
7.0%, 9-20-27	863	915,983
6.5%, 7-15-28	3,188	3,353,133
6.5%, 5-15-29	1,655	1,739,804
7.5%, 7-15-29	497	532,290
7.75%, 10-15-31	1,904	2,080,579
United States Department of Veterans Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust:
2000-2 Class 1-D,
7.5%, 9-15-26	3,561	3,631,012
2001-3 Class G,
6.5%, 4-15-27	2,000	2,148,236
2002-1 Class 2-G,
6.5%, 10-15-25	4,500	4,853,756

Total Mortgage-Backed Obligations

		188,779,115

Treasury Obligations - 7.90%

United States Treasury Bonds:
4.75%, 11-15-08	2,000	2,178,516
11.25%, 2-15-15	10,250	16,840,832
6.125%, 11-15-27	5,000	5,791,210
United States Treasury Notes:
7.0%, 7-15-06	12,000	13,670,628
6.5%, 10-15-06	20,000	22,653,120
5.0%, 2-15-11	5,000	5,482,810

Total Treasury Obligations

		66,617,116

TOTAL UNITED STATES GOVERNMENT SECURITIES - 38.00%

		$320,393,944

(Cost: $308,845,277)

TOTAL SHORT-TERM SECURITIES - 2.50%

		$21,042,749

(Cost: $21,042,749)

TOTAL INVESTMENT SECURITIES - 99.51%

		$839,021,236

(Cost: $793,348,337)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.49%

		4,136,234

NET ASSETS - 100.00%

		$843,157,470

Notes to Schedule of Investments

(A)	Principal amounts are denominated in the indicated foreign currency, where applicable (EUR -- Euro).
(B)
Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2003, the total value of these securities amounted to $17,591,477 or 2.09% of net assets.

(C)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

BOND FUND

September 30, 2003

(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $793,348) (Notes 1 and 3)	$839,021
Receivables:
Interest	10,877
Investment securities sold	5,034
Fund shares sold	892
Prepaid insurance premium	13
Total assets	855,837
LIABILITIES
Payable for investment securities purchased	8,550
Payable to Fund shareholders	3,534
Accrued shareholder servicing (Note 2)	241
Accrued service fee (Note 2)	147
Accrued accounting and administrative services fees (Note 2)	18
Accrued management fee (Note 2)	12
Accrued distribution fee (Note 2)	11
Due to custodian	1
Other	166
Total liabilities	12,680
Total net assets	$843,157

NET ASSETS
$1.00 par value capital stock:
Capital stock	$128,293
Additional paid-in capital	677,652
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	239
Accumulated undistributed net realized
loss on investment transactions	(8,706)
Net unrealized appreciation in value of investments	45,679
Net assets applicable to outstanding units of capital	$843,157
Net asset value per share (net assets divided by shares outstanding):
Class A	$6.57
Class B	$6.57
Class C	$6.57
Class Y	$6.57
Capital shares outstanding:
Class A	114,953
Class B	9,014
Class C	2,560
Class Y	1,766
Capital shares authorized	280,000

STATEMENT OF OPERATIONS

BOND FUND

For the Fiscal Year Ended September 30, 2003

(In Thousands)

INVESTMENT INCOME

Interest and amortization (Note 1B)	$47,938
Expenses (Note 2):
Investment management fee	4,558
Service fee:
Class A	1,925
Class B	129
Class C	48
Shareholder servicing:
Class A	1,756
Class B	183
Class C	64
Class Y	19
Distribution fee:
Class A	85
Class B	387
Class C	144
Accounting and administrative services fees	131
Custodian fees	62
Legal fees	42
Audit fees	20
Other	274
Total expenses	9,827
Net investment income	38,111

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)

Realized net gain on securities	6,492
Realized net gain on foreign
currency transactions	722
Realized net gain on investments	7,214
Unrealized appreciation in value of investments
during the period	2,311
Net gain on investments	9,525
Net increase in net assets resulting from operations	$47,636

STATEMENT OF CHANGES IN NET ASSETS

BOND FUND

(In Thousands)

	For the fiscal year ended September 30,
	2003

		2002

INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income	$38,111	$34,211
Realized net gain on investments	7,214	1,937
Unrealized appreciation	2,311	18,128
Net increase in net assets resulting from operations	47,636	54,276
Distributions to shareholders from net investment income (Note 1D):(1)
Class A	(35,937)	(31,648)
Class B	(1,822)	(1,223)
Class C	(692)	(431)
Class Y	(577)	(517)
	(39,028)	(33,819)
Capital share transactions (Note 5)	(28,825)	226,794
Total increase (decrease)	(20,217)	247,251
NET ASSETS
Beginning of period	863,374	616,123
End of period	$843,157	$863,374
Undistributed net investment income	$239	$434

(1)See "Financial Highlights" on pages 23 - 26.

FINANCIAL HIGHLIGHTS

BOND FUND

Class A Shares

For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,			For the fiscal period ended		For the fiscal year December 31,
	2003	2002	2001	9-30-00		1999	1998

Net asset value, beginning of period	$6.49	$6.33	$6.01	$5.97		$6.39	$6.32

Income (loss) from investment operations:
Net investment income	0.28	0.31	0.35	0.27		0.35	0.38
Net realized and unrealized gain (loss) on investments	0.09	0.16	0.32	0.04		(0.42)	0.07

Total from investment operations	0.37	0.47	0.67	0.31		(0.07)	0.45

Less distributions from net investment income	(0.29)	(0.31)	(0.35)	(0.27)		(0.35)	(0.38)

Net asset value, end of period	$6.57	$6.49	$6.33	$6.01		$5.97	$6.39

Total return(1)	5.86%	7.67%	11.50%	5.24%		-1.08%	7.27%

Net assets, end of period (in millions)	$755	$792	$584	$493		$501	$551
Ratio of expenses to average net assets	1.04%	1.03%	1.01%	1.02	%(2)	0.95%	0.84%
Ratio of net investment income to average net assets	4.36%	4.92%	5.66%	6.00	%(2)	5.72%	5.88%
Portfolio turnover rate	43.63%	25.20%	36.46%	23.21%		34.12%	33.87%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase. (2)Annualized.

FINANCIAL HIGHLIGHTS

BOND FUND

Class B Shares

For a Share of Capital Stock Outstanding Throughout Each Period

	For the fiscal year ended September 30,			For the fiscal period ended	For the period from 9-9-99(1) through

	2003	2002	2001	9-30-00	12-31-99

Net asset value, beginning of period	$6.49	$6.33	$6.01	$5.97		$6.05

Income (loss) from investment operations:
Net investment income	0.23	0.25	0.29	0.23		0.10
Net realized and unrealized gain (loss) on investments	0.08	0.16	0.33	0.04		(0.08)

Total from investment operations	0.31	0.41	0.62	0.27		0.02

Less distributions from net investment income	(0.23)	(0.25)	(0.30)	(0.23)		(0.10)

Net asset value, end of period	$6.57	$6.49	$6.33	$6.01		$5.97

Total return	4.92%	6.75%	10.55%	4.56%		0.30%

Net assets, end of period (in millions)	$59	$43	$22	$7		$2
Ratio of expenses to average net assets	1.93%	1.91%	1.87%	1.90	%(2)	1.91	%(2)
Ratio of net investment income to average net assets	3.46%	4.03%	4.74%	5.12	%(2)	4.93	%(2)
Portfolio turnover rate	43.63%	25.20%	36.46%	23.21%		34.12	%(2)

(1)Commencement of operations of the class. (2)Annualized.

FINANCIAL HIGHLIGHTS

BOND FUND

Class C Shares

For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,			For the fiscal period ended	For the period from 9-9-99(1) through

	2003	2002	2001	9-30-00	12-31-99

Net asset value, beginning of period	$6.49	$6.33	$6.01	$5.96		$6.05

Income (loss) from investment operations:
Net investment income	0.23	0.26	0.30	0.22		0.10
Net realized and unrealized gain (loss) on investments	0.09	0.16	0.32	0.05		(0.09)

Total from investment operations	0.32	0.42	0.62	0.27		0.01

Less distributions from net investment income	(0.24)	(0.26)	(0.30)	(0.22)		(0.10)

Net asset value, end of period	$6.57	$6.49	$6.33	$6.01		$5.96

Total return	4.95%	6.77%	10.53%	4.64%		0.13%
Net assets, end of period (in thousands)	$16,815	$17,304	$6,738	$1,382		$289
Ratio of expenses to average net assets	1.91%	1.90%	1.87%	1.95	%(2)	1.98	%(2)
Ratio of net investment income to average net assets	3.49%	4.03%	4.72%	5.07	%(2)	4.87	%(2)
Portfolio turnover rate	43.63%	25.20%	36.46%	23.21%		34.12	%(2)

(1)Commencement of operations of the class. (2)Annualized.

FINANCIAL HIGHLIGHTS

BOND FUND

Class Y Shares

For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,		For the fiscal period ended			For the fiscal year December 31,
	2003	2002	2001	9-30-00		1999	1998

Net asset value, beginning of period	$6.49	$6.33	$6.01	$5.97		$6.39	$6.32

Income (loss) from investment operations:
Net investment income	0.31	0.30	0.38	0.28		0.40	0.39
Net realized and unrealized gain (loss) on investments	0.08	0.19	0.31	0.04		(0.45)	0.07

Total from investment operations	0.39	0.49	0.69	0.32		(0.05)	0.46

Less distributions from net investment income	(0.31)	(0.33)	(0.37)	(0.28)		(0.37)	(0.39)

Net asset value, end of period	$6.57	$6.49	$6.33	$6.01		$5.97	$6.39

Total return	6.18%	7.99%	11.83%	5.47%		-0.81%	7.54%
Net assets, end of period (in millions)	$12	$11	$3	$3		$2	$6
Ratio of expenses to average net assets	0.72%	0.73%	0.73%	0.72	%(1)	0.69%	0.61%
Ratio of net investment income to average net assets	4.68%	5.21%	5.95%	6.30	%(1)	6.00%	6.10%
Portfolio turnover rate	43.63%	25.20%	36.46%	23.21%		34.12%	33.87%

(1)Annualized.

NOTES TO FINANCIAL STATEMENTS

September 30, 2003

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues four series of capital shares; each series represents ownership of a separate mutual fund. Waddell & Reed Advisors Bond Fund (the "Fund") is one of those mutual funds and is the only fund included in these financial statements. Its investment objective is to provide a reasonable return with emphasis on preservation of capital, by investing primarily in domestic debt securities, usually bonds of investment grade. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Each convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value.
B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis. See Note 3 - Investment Security Transactions.
C. Federal income taxes - It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Corporation intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.
D. Dividends and distributions - Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At September 30, 2003, $14,875,606 was reclassified between additional paid-in capital and accumulated undistributed net realized loss on investment transactions. Net investment income, accumulated undistributed net investment income and net assets were not affected by this change.
E. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into United States dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Corporation's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. The Fund also reimbursed WRIMCO for certain expenses, including additional Fund-related security costs incurred by WRIMCO as a result of the September 11, 2001 terrorist activities. The amount reimbursed represents the Fund's share of incremental security-related costs including the cost of using private transportation for WRIMCO's personnel in lieu of commercial transportation, certain security-related personnel and facilities costs. At September 30, 2003, additional security costs amounted to $40,904, which are included in other expenses.

The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. Prior to July 1, 2003, for these services, the Fund paid WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee
Average Net Asset Level (in millions)			Annual Fee Rate for Each Level
From	$0 to	$10	$0
From	$10 to	$25	$11,000
From	$25 to	$50	$22,000
From	$50 to	$100	$33,000
From	$100 to	$200	$44,000
From	$200 to	$350	$55,000
From	$350 to	$550	$66,000
From	$550 to	$750	$77,000
From	$750 to	$1,000	$93,500
	$1,000 and Over		$110,000

After July 1, 2003, for these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee
Average Net Asset Level (in millions)			Annual Fee Rate for Each Level
From	$0 to	$10	$0
From	$10 to	$25	$11,500
From	$25 to	$50	$23,100
From	$50 to	$100	$35,500
From	$100 to	$200	$48,400
From	$200 to	$350	$63,200
From	$350 to	$550	$82,500
From	$550 to	$750	$96,300
From	$750 to	$1,000	$121,600
	$1,000 and Over		$148,500

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

The Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.6958 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $3,271,697. During the period ended September 30, 2003, W&R received $138,384 and $16,972 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $2,278,065 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Corporation for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $54,639, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Security Transactions

Purchases of investment securities, other than United States Government securities and short-term securities, aggregated $154,384,033, while proceeds from maturities and sales aggregated $119,412,816. Purchases of short-term securities and United States Government securities aggregated $3,401,596,583 and $214,517,033, respectively. Proceeds from maturities and sales of short-term securities and United States Government securities aggregated $3,418,501,618 and $318,167,159, respectively.

For Federal income tax purposes, cost of investments owned at September 30, 2003 was $793,500,164, resulting in net unrealized appreciation of $45,521,072, of which $51,216,505 related to appreciated securities and $5,695,433 related to depreciated securities.

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended September 30, 2003 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income	$38,867,338
Distributed ordinary income	39,028,351
Undistributed ordinary income	267,611
Realized long-term capital gains	3,718,250
Distributed long-term capital gains	-
Undistributed long-term capital gains	3,718,250
Capital loss carryover	-
Post-October losses deferred	-

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses").

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

September 30, 2005	$365,720
September 30, 2006	7,258,980
September 30, 2007	2,315,321
September 30, 2008	2,315,321
Total carryover	$12,255,342

Ivy Bond Fund was merged into the Fund as of June 16, 2003 (see Note 6). At the time of the merger, Ivy Bond Fund had capital loss carryovers available to offset future gains of the Fund. These carryovers are limited to $2,994,059 for the period ending September 30, 2004 and $2,315,321 for each period ending from September 30, 2005 through 2008 plus any unused limitations from prior years.

NOTE 5 - Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below. Amounts are in thousands.

	For the fiscal year ended September 30,
	2003	2002

Shares issued from sale of shares:
Class A	41,862	97,004
Class B	5,707	4,205
Class C	2,288	2,343
Class Y	923	2,351
Shares issued in connection with merger of Ivy Bond Fund:
Class A	4,771	NA
Class B	2,421	NA
Class C	437	NA
Class Y	64	NA
Shares issued from reinvestment of dividends:
Class A	5,165	4,661
Class B	260	187
Class C	104	67
Class Y	88	82
Shares redeemed:
Class A	(58,854)	(71,874)
Class B	(5,957)	(1,354)
Class C	(2,936)	(808)
Class Y	(1,053)	(1,120)

Increase (decrease) in outstanding capital shares	(4,710)	35,744

Value issued from sale of shares:
Class A	$272,908	$613,921
Class B	37,686	26,571
Class C	14,974	14,853
Class Y	6,024	14,810
Value issued in connection with merger of Ivy Bond Fund:
Class A	32,106	NA
Class B	16,289	NA
Class C	2,944	NA
Class Y	434	NA
Value issued from reinvestment of dividends:
Class A	33,565	29,298
Class B	1,692	1,178
Class C	674	423
Class Y	573	514
Value redeemed:
Class A	(383,201)	(453,975)
Class B	(39,292)	(8,534)
Class C	(19,220)	(5,092)
Class Y	(6,981)	(7,173)

Increase (decrease) in outstanding capital	$(28,825)	$226,794

NOTE 6 - Acquisition of Ivy Bond Fund

On June 16, 2003, the Fund acquired all the net assets of Ivy Bond Fund pursuant to a plan of reorganization approved by the shareholders of Ivy Bond Fund on June 10, 2003. The acquisition was accomplished by a tax-free exchange of 7,692,941 shares of the Fund (valued at $51,773,492) for the 5,887,447 shares of Ivy Bond Fund outstanding on June 16, 2003. Ivy Bond Fund had net assets of $51,773,492, including $3,287,211 of net unrealized appreciation in value of investments and $27,130,948 of accumulated net realized losses on investments, which were combined with those of the Fund. The aggregate net assets of the Fund and Ivy Bond Fund immediately before the acquisition were $923,335,471 and $51,773,492, respectively. The aggregate net assets of the Fund and Ivy Bond Fund immediately following the acquisition were $975,108,963 and $0, respectively.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Bond Fund (the "Fund"), one of the mutual funds comprising Waddell & Reed Advisors Funds, Inc., as of September 30, 2003, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Bond Fund as of September 30, 2003, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
November 7, 2003

INCOME TAX INFORMATION

September 30, 2003

The amounts of the dividends below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which the dividends were received or reinvested.

		Per-Share Amounts Reportable As:
		For Individuals			For Corporations
Record Date	Total	Qualifying	Non- Qualifying	Long-Term Capital Gain	Qualifying	Non- Qualifying	Long-Term Capital Gain

Class A

10-09-02	$0.0250	$ -	$0.0250	$ -	$ -	$0.0250	$ -
11-13-02	0.0250	-	0.0250	-	-	0.0250	-
12-11-02	0.0250	-	0.0250	-	-	0.0250	-
1-08-03	0.0250	-	0.0250	-	-	0.0250	-
2-12-03	0.0240	-	0.0240	-	-	0.0240	-
3-12-03	0.0240	-	0.0240	-	-	0.0240	-
4-09-03	0.0240	-	0.0240	-	-	0.0240	-
5-14-03	0.0240	-	0.0240	-	-	0.0240	-
6-10-03	0.0240	-	0.0240	-	-	0.0240	-
7-09-03	0.0240	-	0.0240	-	-	0.0240	-
8-13-03	0.0240	-	0.0240	-	-	0.0240	-
9-10-03	0.0230	-	0.0230	-	-	0.0230	-
Total	$0.2910	$ -	$0.2910	$ -	$ -	$0.2910	$ -

Class B

10-09-02	$0.0200	$ -	$0.0200	$ -	$ -	$0.0200	$ -
11-13-02	0.0200	-	0.0200	-	-	0.0200	-
12-11-02	0.0200	-	0.0200	-	-	0.0200	-
1-08-03	0.0210	-	0.0210	-	-	0.0210	-
2-12-03	0.0180	-	0.0180	-	-	0.0180	-
3-12-03	0.0200	-	0.0200	-	-	0.0200	-
4-09-03	0.0190	-	0.0190	-	-	0.0190	-
5-14-03	0.0180	-	0.0180	-	-	0.0180	-
6-10-03	0.0200	-	0.0200	-	-	0.0200	-
7-09-03	0.0190	-	0.0190	-	-	0.0190	-
8-13-03	0.0190	-	0.0190	-	-	0.0190	-
9-10-03	0.0190	-	0.0190	-	-	0.0190	-
Total	$0.2330	$ -	$0.2330	$ -	$ -	$0.2330	$ -

INCOME TAX INFORMATION (Continued)

September 30, 2003

		Per-Share Amounts Reportable As:
		For Individuals			For Corporations
Record Date	Total	Qualifying	Non- Qualifying	Long-Term Capital Gain	Qualifying	Non- Qualifying	Long-Term Capital Gain

Class C

10-09-02	$0.0200	$ -	$0.0200	$ -	$ -	$0.0200	$ -
11-13-02	0.0200	-	0.0200	-	-	0.0200	-
12-11-02	0.0210	-	0.0210	-	-	0.0210	-
1-08-03	0.0200	-	0.0200	-	-	0.0200	-
2-12-03	0.0190	-	0.0190	-	-	0.0190	-
3-12-03	0.0200	-	0.0200	-	-	0.0200	-
4-09-03	0.0190	-	0.0190	-	-	0.0190	-
5-14-03	0.0190	-	0.0190	-	-	0.0190	-
6-10-03	0.0200	-	0.0200	-	-	0.0200	-
7-09-03	0.0190	-	0.0190	-	-	0.0190	-
8-13-03	0.0190	-	0.0190	-	-	0.0190	-
9-10-03	0.0190	-	0.0190	-	-	0.0190	-
Total	$0.2350	$ -	$0.2350	$ -	$ -	$0.2350	$ -

Class Y

10-09-02	$0.0270	$ -	$0.0270	$ -	$ -	$0.0270	$ -
11-13-02	0.0260	-	0.0260	-	-	0.0260	-
12-11-02	0.0270	-	0.0270	-	-	0.0270	-
1-08-03	0.0260	-	0.0260	-	-	0.0260	-
2-12-03	0.0260	-	0.0260	-	-	0.0260	-
3-12-03	0.0260	-	0.0260	-	-	0.0260	-
4-09-03	0.0250	-	0.0250	-	-	0.0250	-
5-14-03	0.0260	-	0.0260	-	-	0.0260	-
6-10-03	0.0260	-	0.0260	-	-	0.0260	-
7-09-03	0.0250	-	0.0250	-	-	0.0250	-
8-13-03	0.0260	-	0.0260	-	-	0.0260	-
9-10-03	0.0250	-	0.0250	-	-	0.0250	-
Total	$0.3110	$ -	$0.3110	$ -	$ -	$0.3110	$ -

CORPORATION DEDUCTIONS - Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed Advisors Funds, Inc.

The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Advisors Fund Complex and the Ivy Family of Funds. The Advisors Fund Complex is comprised of each of the funds in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. The Ivy Family of Funds is comprised of each of the funds in the Ivy Funds, Inc. and the Ivy Funds, a Massachusetts business trust.

Each of the individuals listed below serves as a director for each of the portfolios within the Advisors Fund Complex, with the exception of Robert L. Hechler, who is not a Director for each of the funds in the W&R Target Funds, Inc. Eleanor B. Schwartz, Joseph Harroz, Jr., Henry J. Herrmann and Keith A. Tucker also serve as directors or trustees of each of the funds in the Ivy Family of Funds.

Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The fourth interested director is a partner in a law firm that has represented W&R within the past two years. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly owned subsidiaries, including W&R, WRIMCO and WRSCO.

Disinterested Directors

James M. Concannon (56)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 40
Director since: 1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School (1988 to present); Dean, Washburn Law School (1988 to 2001)
Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment firm

John A. Dillingham (64)
4040 Northwest Claymont Drive, Kansas City, MO 64116
Position held with Fund: Director
Number of portfolios overseen by Director: 40
Director since: 1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises
Other Directorships held by Director: Chairman, Kansas City Municipal Assistance Corp., a bonding authority; Director, Salvation Army

David P. Gardner (70)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 40
Director since: 1998
Principal Occupation During Past 5 Years: President, William and Flora Hewlett Foundation (1993 to 1999)
Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp. and The Salzburg Seminar

Linda K. Graves (50)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 40
Director since: 1995
Principal Occupation During Past 5 Years: Shareholder/Attorney, Levy & Craig, P.C. (on leave of absence, 1994 to present); First Lady of Kansas (1995 to 2003);
Other Directorships held by Director: None

Joseph Harroz, Jr. (36)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 68
Director since: 1998
Principal Occupations During Past 5 Years: Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)
Other Directorships held by Director: None

John F. Hayes (83)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 40
Director since: 1988
Principal Occupation During Past 5 Years: Shareholder, Gilliland & Hayes, PA, a law firm
Other Directorships held by Director: Director, Central Bank & Trust; Director, Central Financial Corp.

Glendon E. Johnson (79)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 40
Director since: 1971
Principal Occupations During Past 5 Years: formerly, Chief Executive Officer and Director, John Alden Financial Corp. (1987 to 1998)
Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America

Eleanor B. Schwartz (66)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 68
Director since: 1995
Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City (2003 to present); Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003); Chancellor, University of Missouri at Kansas City (1991 to 1999)
Other Directorships held by Director: None

Frederick Vogel III (68)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 40
Director since: 1971
Principal Occupation During Past 5 Years: Retired
Other Directorships held by Director: None

Interested Directors

Robert L. Hechler (66)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer
Number of portfolios overseen by Director: 24
Director since: 1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to 2003); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001); President of WRSCO (1981 to 1999)
Other Directorships held by Director: None

Henry J. Herrmann (60)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director and President; formerly, Vice President
Number of portfolios overseen by Director: 68
Director since: 1998; President since: 2001
Principal Occupation(s) During Past 5 Years: Director, President and Chief Investment Officer of WDR (1998 to present); President and Chief Executive Officer of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present); President, Chief Executive Officer and Director of Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WDR (2002 to present); President of each of the Funds in the Fund Complex (2001 to present); Director of each of the Funds in the Fund Complex (1998 to present); President of Ivy Fund (2002 to present); Treasurer of WDR (1998 to 1999)
Other Directorships held by Director: Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Chairman of the Board and Director, Ivy Services, Inc. (ISI) an affiliate of WDR; Director of W&R; Director of WRIMCO

Frank J. Ross, Jr. (50)
Polsinelli, Shalton & Welte, 700 West 47th Street, Suite 1000, Kansas City, MO 64112
Position held with Fund: Director
Number of portfolios overseen by Director: 40
Director since: 1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli, Shalton & Welte, a law firm (1980 to present)
Other Directorships held by Director: Director, Columbian Bank & Trust

Keith A. Tucker (58)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chairman of the Board of Directors and Director; formerly, President
Number of portfolios overseen by Director: 68
Director since: 1993; Chairman of the Board of Directors since: 1998
Principal Occupation(s) During Past 5 Years: Chairman of the Board of Directors, Director and Chief Executive Officer of WDR (1998 to present); Chairman of the Board of Directors and Director of W&R, WRIMCO and WRSCO (1993 to present); Chairman of the Board of Directors of each of the Funds in the Fund Complex (1998 to present); Director of each of the Funds in the Fund Complex (1993 to present); Principal Financial Officer of WDR (1998 to 1999); Vice Chairman of the Board of Directors of Torchmark Corporation (1991 to 1998);
Other Directorships held by Director: None

Officers

Theodore W. Howard (61)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer
Officer since: Treasurer and Principal Accounting Officer since 1976; Vice President since 1987; Principal Financial Officer since 2002
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Treasurer and Principal Accounting Officer of each of the Funds in the Fund Complex (1976 to present); Vice President of each of the Funds in the Fund Complex (1987 to present); Principal Financial Officer of each of the Funds in the Fund Complex (2002 to present); Vice President of Ivy Fund (2002 to present); Treasurer of Ivy Fund (since 2003); Assistant Treasurer of Ivy Fund (2002 to 2003); Vice President of WRSCO (1988 to 2001)
Directorships held: None

Kristen A. Richards (35)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Secretary and Associate General Counsel
Officer since: Vice President, Secretary and Associate General Counsel since 2000
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Vice President, Associate General Counsel and Chief Compliance Officer of WRIICO (2002 to present); Vice President and Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Secretary of Ivy Fund (2002 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000); Compliance Officer of WRIMCO (1995 to 1998)
Directorships held: None

Daniel C. Schulte (37)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Assistant Secretary and General Counsel
Officer since: Vice President, Assistant Secretary and General Counsel since 2000
Principal Occupation(s) During Past 5 Years: Vice President and General Counsel of WDR (2000 to present); Assistant Secretary of WDR (2003 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Senior Vice President of ISI (2002 to present); Vice President, General Counsel and Assistant Secretary of WRIICO (2002 to present); Senior Vice President, General Counsel and Assistant Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Assistant Secretary of Ivy Fund (2002 to present); Secretary of WDR (2000 to 2003); an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. (1994 to 1998)
Directorships held: None

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds, Ivy Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt-out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1-888-Waddell and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W-  4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund, Inc.

FOR MORE INFORMATION:

Contact your financial advisor, or your
local office as listed on your
Account Statement, or contact:
WADDELL & REED
CLIENT SERVICES
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, KS 66201-9217
(888) WADDELL
(888) 923-3355
Our INTERNET address is:
http://www.waddell.com
For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.

ITEM 2. CODE OF ETHICS.

As of September 30, 2003, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Form N-CSR disclosure requirement not yet effective with respect to the Registrant.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing date of this report, the Registrant's Principal Executive Officer and Principal Financial Officer have concluded that such controls and procedures are effective.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred over the Registrant's last fiscal half-year that has affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

Attached hereto as Exhibit 99.CODE.

(b)(1) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002.

Attached hereto as Exhibit 99.CERT.

(b)(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002.

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Funds, Inc.
(Registrant)

By: /s/Kristen A. Richards
------------------------------
Kristen A. Richards, Vice President and Secretary

Date: November 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Henry J. Herrmann
------------------------------
Henry J. Herrmann, President and Principal Executive Officer

Date: November 8, 2004

By: /s/Theodore W. Howard
------------------------------
Theodore W. Howard, Treasurer and Principal Financial Officer

Date: November 8, 2004